Exhibit 10.4

February 1, 2006
Nortel Networks Facilities
Securities Demand Letter
Nortel Networks Corporation
Nortel Networks Inc.
8200 Dixie Road Suite 100
Brampton, Ontario L6T 5P6
Canada
Attention: Katharine Stevenson, Treasurer
          Reference is made to the letter dated the date hereof (the “Commitment Letter”) relating to (a) the engagement of J.P. Morgan Securities Inc. as a Bookrunner and Arranger (the “Arranger”) to arrange financing (the “Financing”) in the aggregate amount of up to US$1.3 billion for Nortel Networks Inc. (“NNI”) and together with Nortel Networks Corporation (“NNC”), the “Company”) and (b) the commitment by JPMorgan Chase Bank, N.A. (“JPMCB”) to the Financing as specified therein. Terms defined in the Commitment Letter are used herein with the same meaning.
          You agree to engage an investment bank to serve as lead left initial purchaser, placement agent or underwriter (the “Lead Investment Bank”) and one or more other investment banks to act as co-initial purchasers, co-placement agents or co-underwriters, which investment banks shall be reasonably satisfactory to JPMCB to place senior, unsecured debt securities pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended, to prepay or repay all or any portion of the principal and other amounts then outstanding under the Facilities (any such securities, the “Securities”, and any such offering, an “Offering”). Such Securities shall have covenants and events of default substantially the same as those in the draft description of notes which you furnished to us, dated November 23, 2005, subject to such changes based upon market conditions as the Company and the Lead Investment Bank shall mutually agree. You shall take all actions reasonably necessary or desirable so that the Lead Investment Bank can, as soon as practicable after the first date on which a Securities Demand (as defined below) may be given, offer and sell the Securities in one or more offerings or placements pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended. The Lead Investment Bank, in its reasonable discretion after consultation with you, shall determine whether, and in what amounts, the Securities shall be issued and the amount of each series of Securities to be issued if the Securities are to be issued in a series of placements; provided that the interest rate (whether floating or fixed) applicable to the Securities shall be as reasonably agreed by the Lead Investment Bank and the Company in light of the then prevailing market conditions for comparable securities. Upon notice by the Lead Investment Bank (a “Securities Demand”), at any time and from time to time, from and after May 31, 2006, the Borrower shall take all actions reasonably necessary or desirable to cause the issuance and sale of Securities upon such terms and conditions as specified in the Securities Demand.

          This letter is intended solely for the use of the Company and not any other person and may not be used or disclosed, referred to or communicated by the Company (in whole or in part) to any third party (other than the Company’s, its subsidiaries and their respective directors, employees, advisors, auditors and agents who are directly involved in the consideration of this matter) for any purpose whatsoever (except that, after acceptance of this letter by you, the foregoing restriction shall terminate).
          If you accept and agree to this proposal, please so indicate by signing in the space provided below and returning a copy of this letter to us on or before 5:00 p.m. on February 1, 2006.

Very truly yours,

J.P. MORGAN SECURITIES INC.

By:	/s/ Bruce Borden Name: Bruce Borden
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ David M. Mallett

Name: David M. Mallett
Title: Vice President

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

NORTEL NETWORKS CORPORATION

By:	/s/ Katharine B. Stevenson Name: Katharine B. Stevenson
Title: Treasurer

By:	/s/ Gordon A. Davies

Name: Gordon A. Davies
Title: General Counsel — Corporate and
Corporate Secretary

NORTEL NETWORKS INC.

By:	/s/ Lynn C. Egan

Name: Lynn C. Egan
Title: Assistant Secretary